SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐	Soliciting Material Pursuant to Section 240.14a-12

AIR PRODUCTS AND CHEMICALS, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on January 25, 2018. AIR PRODUCTS AND CHEMICALS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: November 30, 2017 Date: January 25, 2018 Time: 2:00 p.m. EST Location: Air Products and Chemicals, Inc. Corporate Headquarters 7201 Hamilton Boulevard Allentown, PA 18195 AIR PRODUCTS AND CHEMICALS, INC. 7201 HAMILTON BLVD. ALLENTOWN, PA 18195-1501 E34430-P99649-Z71370 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT TELEPHONE/INTERNET INSERT (BR SUPPLIED) ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 11, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E34431-P99649-Z71370

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. Susan K. Carter 1b. Charles I. Cogut 1c. Sei? Ghasemi 1d. Chadwick C. Deaton 1e. David H. Y. Ho 1f. Margaret G. McGlynn 1g. Edward L. Monser 1h. Matthew H. Paull The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Advisory vote approving Executive Of?cer compensation. 3. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018. 4. Approve material terms of the Long Term Incentive Plan to allow the Company a U.S. tax deduction for Executive Of?cer performance based awards. E34432-P99649-Z71370

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